UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026
________________________
Blackstone Infrastructure Strategies L.P.
Blackstone Infrastructure Strategies (TE) L.P.
(Exact name of Registrant as specified in its charter)
________________________

Delaware Delaware (State or other jurisdiction of incorporation)	000-56672 000-56838 (Commission File Number)	99-4067586 99-4573038 (I.R.S. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(212) 583-5000

Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Blackstone Infrastructure Strategies L.P.	None	None	None
Blackstone Infrastructure Strategies (TE) L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Blackstone Infrastructure Strategies L.P. Yes ☒ No ☐
Blackstone Infrastructure Strategies (TE) L.P. Yes ☒ No ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Blackstone Infrastructure Strategies L.P. ☐
Blackstone Infrastructure Strategies (TE) L.P. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On August 1, 2026, Blackstone Infrastructure Strategies L.P. (“BXINFRA U.S.”) and Blackstone Infrastructure Strategies (TE) L.P. (the “Feeder” and collectively with BXINFRA U.S., the “Funds,”) each sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $247.8 million(1) and $59.2 million(2), respectively. The following table details the Units sold by the Funds:

	Number of Units Sold(3)	Consideration(1)
Blackstone Infrastructure Strategies L.P.
Class I Units(2)
Series I	5,647,578	$171,776,161
Series II	—	$—
Series III	—	$—
Class S Units	2,352,197	$70,557,913
Class D Units	178,977	$5,420,000
Total		$247,754,074
Blackstone Infrastructure Strategies (TE) L.P.(2)
Class I-TE Units
Series I-TE	925,934	$27,778,013
Series II-TE	—	$—
Series III-TE	—	$—
Class S-TE Units	766,529	$22,682,500
Class D-TE Units	—	$—
Class I-TE-ACC Units	64,377	$1,970,250
Class S-TE-ACC Units	222,981	$6,743,049
Class D-TE-ACC Units	—	$—
Total		$59,173,812
(1)The Funds, together with other Blackstone-managed parallel vehicles that invest alongside the Funds, but excluding Blackstone Private Market Solutions SCA-SICAV – Blackstone Infrastructure ELTIF (“BXINFRA Lux”), collectively form “BXINFRA.” BXINFRA and BXINFRA Lux are operated as distinct investment structures and are together referred to as the “BXINFRA Fund Program.” On August 1, 2026, the BXINFRA Fund Program (inclusive of the Funds) issued interests for aggregate consideration of approximately $336.2 million, excluding interests sold through the Funds’ distribution reinvestment plan.
(2)The Feeder was established to allow certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors, to participate in BXINFRA U.S. in a more tax efficient manner. Accordingly, the Feeder invests all or substantially all of its assets indirectly in BXINFRA U.S. in exchange for BXINFRA U.S. Class I Units. On August 1, 2026, the Feeder acquired 1,888,419 BXINFRA U.S. Class I Units for aggregate consideration of approximately $57.4 million.
(3)The number of Units sold by each Fund was finalized on August 28, 2026, following the calculation of their respective transactional net asset values (each, a “Transactional NAV”) as of July 31, 2026. See Item 7.01 below for more information on the Funds’ Transactional NAVs.
The offer and sale of the Units were made as part of the Funds’ continuous private offerings to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) and Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.
Transactional Net Asset Value
The Transactional NAV per Unit for each class of the Funds as of July 31, 2026 is as follows:

Transactional NAV as of July 31, 2026
Blackstone Infrastructure Strategies L.P.
Class I Unit
Series I	$30.42
Series II	$30.42
Series III(1)	$—
Class S Unit	$30.00
Class D Unit	$30.28
Blackstone Infrastructure Strategies (TE) L.P.
Class I-TE Unit
Series I-TE	$30.00
Series II-TE(2)	$—
Series III-TE(2)	$—
Class S-TE Unit	$29.59
Class D-TE Unit	$—
Class I-TE-ACC Unit	$30.61
Class S-TE-ACC Unit	$30.24
Class D-TE-ACC Unit	$—
(1) The initial Transactional NAV per Unit for BXINFRA U.S.’s Class I-Series III Units will be equal to the Transactional NAV per Unit for BXINFRA U.S.’s Class I-Series I Units at the time of initial sale.
(2) The initial Transactional NAV per Unit for the Feeder’s Class I-Series II-TE Units and Class I-Series III-TE Units will be equal to the Transactional NAV per Unit for the Feeder’s Class I-Series I-TE Units at the time of initial sale.
As of July 31, 2026, the BXINFRA Fund Program’s aggregate Transactional NAV was approximately $6.5 billion and BXINFRA’s aggregate Transactional NAV was approximately $6.0 billion.
The Funds calculate Transactional NAV for purposes of establishing the price at which transactions in their respective Units are made. A description of the Funds’ valuation process was included under “Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Calculation of Net Asset Value” of BXINFRA U.S.’s Annual Report on Form 10-K filed on March 6, 2026. Transactional NAV is based on the month-end values of each Fund’s respective investments and other assets and the deduction of any respective liabilities, including certain fees and expenses, in all cases as determined in accordance with the valuation policy that has been approved by the BXINFRA U.S. board of directors. Organizational and offering expenses advanced on the Funds’ behalf by the investment manager are recognized as a reduction to Transactional NAV ratably over 60 months beginning on January 1, 2026, and unitholder servicing fees, as applicable, are recognized as a reduction to Transactional NAV on a monthly basis as such fees are accrued. Certain contingent tax liabilities may not be recognized as a reduction to Transactional NAV if the Funds’ general partner reasonably expects such liabilities will not be recognized upon divestment of the underlying investment. Transactional NAV per Unit may differ from each Fund’s net asset value as determined in accordance with accounting principles generally accepted in the United States of America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026	BLACKSTONE INFRASTRUCTURE STRATEGIES L.P.
	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer

Date: August 28, 2026	BLACKSTONE INFRASTRUCTURE STRATEGIES (TE) L.P.
	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer
4